Exhibit 10.12.1

Exhibit B

Resolution No. Res.-01

SUNOCO, INC.

EXECUTIVE INVOLUNTARY DEFERRED COMPENSATION PLAN

Amendment No. 2011-1

1.	New Section 2.3 is added , as follows, effective January 1, 2011:

“2.3 Transition from Deferral Requirement. Notwithstanding the foregoing, Article II in its entirety is effective only with respect to the Performance Year ended December 31, 2010, and after all deferrals are paid or forfeited with respect to such Performance Year, such Article II shall be deleted and of no further force and effect.